GE FUNDS

Supplement dated September 27, 2010

To the Prospectus dated January 29, 2010, as previously supplemented on May 28, 2010, August 27, 2010 and September 13, 2010

For Investors in all GE Funds, as follows:

Equity Funds

GE U.S. Equity Fund

GE Core Value Equity Fund

GE Premier Growth Equity Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

Income Funds

GE Fixed Income Fund

GE Government Securities Fund

GE Short-Term Government Fund

GE Tax-Exempt Fund

Asset Allocation Fund

GE Total Return Fund

Money Market Fund

GE Money Market Fund

The Board of Trustees of the GE Funds approved proposals under which, subject to shareholder approval, Highland Funds Asset Management, L.P. (“Highland”) would become the investment adviser for each mutual fund listed above (a “Fund”). GE Asset Management Incorporated (“GEAM”) would become the investment sub-adviser responsible for day-to-day portfolio management for all Funds other than the GE Small-Cap Equity Fund, which is currently managed by a group of third-party managers, or sub-advisers, overseen by GEAM. Responsibility for supervision of those sub-advisers would be transferred to Highland under this arrangement.

Completion of the proposed transaction for each Fund, often called a “fund adoption,” is subject to, among other things, approval by the shareholders of that Fund. As part of the fund adoption, a new Board of Trustees would replace the current Board of Trustees, again subject to shareholder approval, and the rebranding of the GE Funds.

The transaction will not be a taxable event for Fund shareholders. If approved by shareholders, the proposed transactions are expected to be completed in the first quarter of 2011. Proxy materials related to a special meeting of shareholders of the Funds are expected to be sent to shareholders in the fourth quarter of this year. Those materials will describe the proposed transaction in more detail and the reasons for the Board’s approval. Shareholders should watch for the arrival of those important materials.

This Supplement should be retained with your Prospectus for future reference.